Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT JOINDER
The undersigned is executing and delivering this Joinder pursuant to the Registration Rights Agreement dated as of November 1, 2021 (as the same may hereafter be amended, the “Registration Rights Agreement”), among Fluence Energy, Inc., a Delaware corporation (the “Corporation”), and the other person named as parties therein.

By executing and delivering this Joinder to the Corporation, and upon acceptance hereof by the Corporation upon the execution of a counterpart hereof, the undersigned hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Registration Rights Agreement as a Holder of Registrable Securities in the same manner as if the undersigned were an original signatory to the Registration Rights Agreement, and the undersigned’s shares of Class A Common Stock shall be included as Registrable Securities under the Registration Rights Agreement to the extent provided therein. The Corporation is directed to add the address below the undersigned’s signature on this Joinder to the Schedule of Holders attached to the Registration Rights Agreement.

[Signature Pages Follow]

Accordingly, the undersigned has executed and delivered this Joinder as of the 19 day of December, 2023.

SPT Invest Management, SARL

/s/ Thomas Grünewald
Name: Thomas Grünewald
Title: Manager

/s/ Ramon Stöckle
Name: Ramon Stöckle
Title: Manager

Agreed and Accepted as of December 19, 2023

Fluence Energy, Inc
.

By: /s/ Francis A. Fuselier

Name: Francis A. Fuselier

Its: SVP, General Counsel & Secretary